SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2011

STEIN MART, INC.

(Exact name of registrant as specified in its charter)

Florida	0-20052	64-0466198
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1200 Riverplace Boulevard Jacksonville, Florida		32207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904) 346-1500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On December 8, 2011, Stein Mart, Inc. issued a release announcing revisions to its previously announced financial results for its third quarter ended October 29, 2011. The text of the press release is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1	Press release issued December 8, 2011 by Stein Mart, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.

December 9, 2011	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release issued December 8, 2011 by Stein Mart, Inc.